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                                                                    EXHIBIT 10.2

                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT, dated as of August 7, 2002, is made by and between COBALT CORPORATION (the "PLEDGOR"), and M&I MARSHALL & ILSLEY BANK ("M&I").

                                    RECITALS

     A. The Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) hereby pledged by the Pledgor.

     B. Pursuant to a Loan Agreement of even date herewith (as amended or modified from time to time, the "LOAN AGREEMENT"), between M&I and the Pledgor, M&I has made available certain credit facilities to the Pledgor.

     C. It is a condition precedent to M&I making any loans or otherwise extending credit to the Pledgor under the Loan Agreement that the Pledgor execute and deliver to M&I a pledge agreement in the form hereof.

                                   AGREEMENTS

          In consideration of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with M&I, as follows:

     1. DEFINED TERMS. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Loan Agreement. All terms defined in the Uniform Commercial Code in effect from time to time in the State and used herein shall have the same definitions herein as specified therein; provided, however, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9. As used herein, the following terms have the following meanings:

          "CODE" means the Uniform Commercial Code from time to time in effect in the State.

          "COLLATERAL" means the Pledged Stock and all Proceeds.

          "ISSUER" means each issuer of Pledged Stock listed on SCHEDULE 1 hereto.

          "OBLIGATIONS" has the meaning given to it in the Loan Agreement.

          "PLEDGED STOCK" means the shares of capital stock or other equity interests listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor in respect of the Pledged Stock while this Agreement is in effect.

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          "PROCEEDS" means all "proceeds" as such term is defined in Section
     9-102 of the Code and shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon, or distributions with respect thereto.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "STATE" means the State of Wisconsin.

          2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to M&I, all of the Pledged Stock and hereby grants to M&I a first priority security interest in the Collateral as security for the prompt and complete performance of the Obligations.

          3. STOCK POWERS. Concurrently with the delivery to M&I of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

          4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

                  (a) all the shares of such Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (b) the Pledgor is the record and beneficial owner of, and has good and marketable title to, such Pledged Stock, free of any and all liens or options in favor of, or claims of, any other person, except the security interest created by this Agreement and Permitted Liens; and

                  (c) upon delivery to M&I of the stock certificates evidencing such Pledged Stock and the stock powers, the security interest created by this Agreement will constitute a valid, perfected first priority security interest in the Collateral granted by the Pledgor, enforceable in accordance with its terms against all creditors of the Pledgor and any persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          5. COVENANTS. The Pledgor covenants and agrees with M&I that, from and after the date of this Agreement until the Obligations are performed in full:

                  (a) If the Pledgor shall, as a result of its ownership of any Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of any Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of M&I, hold the same in trust for M&I and deliver the same forthwith to M&I in the exact form received, duly indorsed by the Pledgor to M&I, if required, together with an undated

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          stock power covering such certificate duly executed in blank by the
          Pledgor, to be held by M&I, subject to the terms hereof, as additional collateral security for the Obligations of the Pledgor. Any property distributed to the Pledgor upon or in respect of any Pledged Stock upon the liquidation, dissolution, recapitalization or reorganization of an Issuer, shall be delivered to M&I as additional collateral security for the Obligations of the Pledgor. If any property distributed in respect of any Pledged Stock shall be received by the Pledgor while an Event of Default exists, the Pledgor shall, until such property is delivered to M&I, hold the property in trust for M&I, segregated from other property of the Pledgor, as additional collateral security for the Obligations of the Pledgor.

                  (b) Without the prior written consent of M&I, the Pledgor shall not vote to enable, or take any other action to permit, an Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of an Issuer, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement (other than Permitted Liens). The Pledgor will defend the right, title and interest of M&I in and to the Collateral against the claims and demands of all persons whomsoever other than holders of Permitted Liens.

                  (c) At any time and from time to time, upon the written request of M&I to the Pledgor, and at its sole expense, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as M&I may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to M&I, duly endorsed in a manner satisfactory to M&I, to be held as Collateral pursuant to this Agreement.

                  (d) The Pledgor shall pay, and save M&I harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral granted by the Pledgor or in connection with any of the transactions contemplated by this Agreement.

          6. VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to such Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in M&I's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement.

          7. RIGHTS OF M&I. If an Event of Default shall occur and be continuing, M&I shall have the right to have any or all shares of Pledged Stock registered in its name or the name of its nominee, and M&I or its nominee may thereafter exercise all voting, corporate and other rights

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pertaining to such Pledged Stock at any meeting of shareholders of an Issuer or otherwise and any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of an Issuer, or upon the exercise by the Pledgor or M&I of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of such Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as M&I may determine).

                  The rights of M&I hereunder shall not be conditioned or contingent upon the pursuit by M&I of any right or remedy against an Issuer or any obligor or against any other person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee thereof or right of offset with respect thereto. M&I shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall M&I be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          8. REMEDIES; SALE PROCEEDS.

                  (a) If an Event of Default shall occur and be continuing, M&I may exercise, in addition to all other rights and remedies granted in this Agreement, all rights and remedies of a secured party under the Code as M&I deems advisable. Without limiting the generality of the foregoing, M&I, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, an Issuer, any obligor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of M&I or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.

                  M&I shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten
          (10) days before such sale or other disposition.

                  (b) M&I shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after

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          deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of M&I hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to M&I, to the payment in whole or in part of the Obligations, in such order as set forth in the Loan Agreement or as M&I may otherwise decide, and only after such application and after the payment by M&I of any other amount required by any provision of law, including, without limitation, Section 9-615(1)(c) of the Code, need M&I account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against M&I arising out of the exercise by it of any rights hereunder, except such claims and damages arising out of the gross negligence or willful misconduct of M&I. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations of the Pledgor and the reasonable fees and disbursements of any attorneys employed by M&I to collect such deficiency.

          9. PRIVATE SALES.

                  (a) The Pledgor recognizes that M&I may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. M&I shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the applicable Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (b) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this section valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to M&I, that M&I has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

          10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER AND OBLIGOR. The Pledgor hereby authorizes and instructs each Issuer of its Pledged Stock to comply with any instruction received by it from M&I in writing that (a) states that an Event of Default exists and (b) is otherwise in

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accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

          11. SECURITY AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. The Pledgor hereby irrevocably constitutes and appoints M&I and any officer or agent of M&I, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in M&I's own name, from time to time in M&I's discretion so long as an Event of Default exists, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                  The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Obligations are performed in full.

          12. DUTY OF M&I. M&I's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as M&I deals with similar securities and property for its own account. Neither M&I nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          13. FILING FINANCING STATEMENTS. The Pledgor authorizes M&I to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as M&I reasonably determines appropriate to perfect the security interests of M&I under this Agreement.

          14. NOTICES. All notices, requests and demands to or upon M&I or the Pledgor to be effective shall be delivered in the manner and to the addresses set forth in Section 8.7 of the Loan Agreement. All notices, requests and demands to or upon an Issuer shall be effective, shall be delivered in the manner set forth in Section 8.7 of the Loan Agreement and addressed to the Issuer at the address of the Pledgor set forth in Section 8.7 of the Loan Agreement.

          15. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. M&I shall not by any act (except by a written instrument signed by M&I), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of

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Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of M&I, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by M&I of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which M&I would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of M&I and their successors and assigns.

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          19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF WISCONSIN WITHOUT GIVING EFFECT TO ITS CONFICTS OF LAW PROVISIONS.

          20. CONSENT TO JURISDICTION AND VENUE. All judicial proceedings brought against the Pledgor with respect to this Pledge Agreement shall be brought in any state or federal court of competent jurisdiction in the State of Wisconsin, and, by execution and delivery of this Pledge Agreement, the Pledgor accepts, for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Pledge Agreement from which no appeal has been taken or is available. The Pledgor irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall limit the right of M&I to bring proceedings against the Pledgor in a court of any other jurisdiction.


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     IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                      COBALT CORPORATION


                                      BY: /s/ Thomas R. Hefty
                                          -------------------
                                        Its: Chairman & CEO
                                             --------------


                                      BY: /s/ Gail L. Hanson
                                          ------------------
                                        Its: Sr VP, Treasurer & CFO
                                             ----------------------


                                      M&I MARSHALL & ILSLEY BANK


                                      BY: /s/ Thomas F. Bickelhaupt
                                          -------------------------
                                        Its: Vice President
                                             --------------

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                                   SCHEDULE 1
                               TO PLEDGE AGREEMENT

                          DESCRIPTION OF PLEDGED STOCK

                                                        Stock          No. of
                                                     Certificate       Shares
          Issuer                 Class of Stock         No(s).        Pledged

Blue  Cross  &  Blue  Shield     Common Stock             2          2,000,000
United  of Wisconsin

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                           ACKNOWLEDGMENT AND CONSENT

     The undersigned is an Issuer referred to in the foregoing Pledge Agreement and hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of August 7, 2002, made by the Pledgor (as defined therein) in favor of M&I (as defined therein) (as amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"). The undersigned agrees for the benefit of M&I as follows:

     1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify M&I promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

                                              BLUE CROSS & BLUE SHIELD UNITED OF
                                              WISCONSIN


                                              By: /s/ Thomas R. Hefty
                                                  -------------------
                                              Title: Chairman & CEO
                                                     --------------

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